SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2004
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                                  E-Z-EM, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            1-11479                                    11-1999504
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    (Commission File Number)               (IRS Employer Identification No.)

1111 Marcus Avenue, Lake Success,  New York                      11042
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  (Address of Principal Executive Offices)                     (Zip Code)

                                 (516) 333-8230
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

      Exhibit 99.1 Earnings release dated July 29, 2004 for the quarter and year ended May 29, 2004.

Item 12. Results of Operations and Financial Condition

      On July 29, 2004, E-Z-EM, Inc. announced its results of operations for the quarter and year ended May 29, 2004. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      E-Z-EM, Inc.
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                                      (Registrant)


Dated: July 29, 2004                  By: /s/ Anthony A. Lombardo
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                                          Anthony A. Lombardo
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX

Number              Description

Exhibit 99.1 Earnings release dated July 29, 2004 for the quarter and year ended May 29, 2004.


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